                                                                   EXHIBIT 10.16

                         SECOND AMENDMENT AND AGREEMENT


          SECOND AMENDMENT AND AGREEMENT, dated as of March 17, 1999 (this "Amendment"), to the Credit Agreement, dated as of January 28, 1998 (the Credit
----------                                                               ------
Agreement"), among NCI ACQUISITION CORPORATION, a Delaware corporation
---------
("Holdings"), NATIONWIDE CREDIT, INC., a Georgia corporation (the "Borrower"),
----------                                                         --------
the several banks and other financial institutions or entities from time to time parties to thereto (the "Lenders"), LEHMAN BROTHERS INC., as advisor and
                         -------
arranger (in such capacity, the "Arranger"), LEHMAN COMMERCIAL PAPER INC., as
                                 --------
syndication agent (in such capacity, the "Syndication Agent"), FLEET CAPITAL
                                          -----------------
CORPORATION, as administrative agent (in such capacity, the "Administrative
                                                             --------------
Agent"), and BHF - BANK AKTIENGESELLSCHAFT, GRAND CAYMAN BRANCH, as
-----
Documentation Agent (in such capacity, the "Documentation Agent").
                                            -------------------

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

          WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Required Lenders have agreed, to amend certain provisions of the Credit Agreement as provided for in this Amendment;


          NOW, THEREFORE, the parties hereto hereby agree as follows:

          I.  Defined Terms.  Terms defined in the Credit Agreement and used
              -------------
herein shall have the meanings given to them in the Credit Agreement.

          II.  Amendments to Credit Agreement.   Section 7.1 of the Credit
               ------------------------------
Agreement is hereby amended by replacing the portion of such Section provided for below in its entirety and substituting in lieu thereof the following (and the remaining portion of such Section shall not be amended and shall remain in full force and effect):

                   "(a) Minimum Consolidated EBITDA. Permit the Consolidated
                        ---------------------------
               EBITDA for any period of four consecutive fiscal quarters of the Borrower (or, if less, the number of full fiscal quarters in 1998) ending with any fiscal quarter set forth below to be less than the amount set forth below opposite such fiscal quarter:

          Fiscal Quarter        Minimum Consolidated EBITDA
          --------------        ---------------------------

          December 31, 1998     $14,500,000
          March 31, 1999        $11,360,000
          June 30, 1999         $13,110,000
          September 30, 1999    $14,780,000
          December 31, 1999     $19,000,000

          (b)  Consolidated Total Debt Ratio.  Permit the Consolidated Total
               -----------------------------
          Debt Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower (or, if less, the number of full fiscal quarters in 1998) ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                                    Consolidated
          Fiscal Quarter          Total Debt Ratio
          --------------          ----------------

          December 31, 1998      8.20 to 1.00
          March 31, 1999        10.40 to 1.00
          June 30, 1999          9.00 to 1.00
          September 30, 1999     8.00 to 1.00
          December 31, 1999      6.25 to 1.00

          (c)  Consolidated Interest Coverage Ratio.  Permit the Consolidated
               ------------------------------------
Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower (or, if less, the number of full fiscal quarters in 1998) ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                     Consolidated Interest
          Fiscal Quarter                Coverage Ratio
          --------------             ---------------------

          December 31, 1998     1.30 to 1.00
          March 31, 1999         .90 to 1.00
          June 30, 1999         1.00 to 1.00
          September 30, 1999    1.20 to 1.00
          December 31, 1999     1.50 to 1.00

          4.    Amendment to Annex A.  Annex A to the Credit Agreement is hereby
                --------------------
amended by deleting such Annex A in its entirety and substituting in lieu thereof Annex A hereto.

          III. Agreement.  The Revolving Credit Commitments shall be
               ---------
permanently reduced to $5,000,000 on the Amendment Effective Date (as defined below).

          IV.  Conditions to Effectiveness.  This Amendment shall become
               ---------------------------
effective on the date (the "Amendment Effective Date") on which (i) the
                            ------------------------
Borrower, the Agents and the Required Lenders shall have executed and delivered this Amendment and (ii) the Borrower shall have paid to Administrative Agent for distribution to each Lender that executes this Amendment prior to March__, 1999 an amendment fee equal to the product of .25% times such Lender's Aggregate Exposure as of the Amendment Effective Date.

          V.  General
              -------

          1.     Representation and Warranties.  To induce the Agents and the
                 -----------------------------
Lenders parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and all of the Lenders as of the Amendment Effective Date that (a) the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date and (b) no Default or Event of Default shall have occurred and be continuing.

          2.    Payment of Expenses. The Borrower agrees to pay or reimburse the
                -------------------
Agents for all of their out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.

          3.    No Other Amendments; Confirmation. Except as expressly amended,
                -------------------
modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. This Amendment shall be a Loan Document.

          4.    Governing Law; Counterparts.  (a) This Amendment and the rights
                ---------------------------
and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              NCI ACQUISITION CORPORATION


                              By:_____________________________________
                                 Name:
                                 Title:


                              NATIONWIDE CREDIT, INC.


                              By:_____________________________________
                                 Name:
                                 Title:


                              LEHMAN COMMERCIAL PAPER INC., as
                                Syndication Agent and as a Lender


                              By:______________________________________
                                 Name:
                                 Title:


                              BHF - BANK AKTIENGESELLSCHAFT, GRAND CAYMAN
                              BRANCH,


                              By:______________________________________
                                 Name:
                                 Title:


                              By:______________________________________
                                 Name:
                                 Title:

                              FLEET CAPITAL CORPORATION, as
                              Administrative Agent and as a Lender


                              By:______________________________________
                                 Name:

                                 Title:


                              BALANCED HIGH-YIELD FUND I LTD.
                              By:  BHF - Bank Aktiengesellschaft
                                   acting through its New York Branch
                                   as attorney-in-fact


                              By:______________________________________
                                 Name:

                                 Title:

                                                                         Annex A
                                                                         -------


                                  Pricing Grid




    Consolidated            Applicable Margin                      Applicable Margin
     Total Debt            for Eurodollar Loans                   for Base Rate Loans
        Ratio

                         Revolving      Tranche B     Revolving       Tranche B       Commitment
                          Credit          Term          Credit          Term              Fee
                           Loans          Loans         Loans           Loans            Rate
--------------------------------------------------------------------------------------------------------
greater than or equal to:
6.00 to 1.00                  3.500%         3.750%        2.500%           2.750%            0.625
--------------------------------------------------------------------------------------------------------
less than:
6.00 to 1.00                  3.250%         3.500%        2.250%           2.500%            0.500
but greater than or equal to:
5.50 to 1.00
--------------------------------------------------------------------------------------------------------
less than:
5.50 to 1.00                  3.000%         3.250%        2.000%           2.250%            0.375
but greater than or equal to:
5.00 to 1.00

less than:
5.00 to 1.00                  2.875%         3.125%        1.875%           2.125%            0.375
but greater than or equal to:
4.50 to 1.00

less than:
4.50 to 1.00                  2.625%         3.000%        1.625%           2.000%            0.375
but greater than or equal to:
4.00 to 1.00

less than:
4.00 to 1.00                  2.500%         2.875%        1.500%           1.875%            0.375
but greater than or equal to:
3.50 to 1.00

less than:
3.50 to 1.00                  2.375%         2.750%        1.375%           1.750%            0.250



Changes in the Applicable Margin with respect to the Revolving Credit Loan and the Tranche B Term Loans resulting from changes in the Consolidated Total Debt Ratio shall become effective on the date (the "Adjustment Date") on which
                                               ---------------
financial statements are delivered to the Lenders pursuant to Section 6.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Total Debt Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 6.00 to
1. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Total Debt Ratio shall for the purposes of this definition be deemed to be greater than 6.00 to 1. Each determination of the Consolidated Total Debt Ratio pursuant to this definition shall be made with respect to the period of four consecutive fiscal quarters of the Borrower ending at the end of the period covered by the relevant financial statements.